UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
         --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 7, 2005


                                   KADANT INC.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                          1-11406                             52-1762325
(State or Other           (Commission File Number)                 (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)

                                 (978) 776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                   KADANT INC.


Item 7.01  Regulation FD Disclosure.

         During Kadant Inc.'s ("Kadant") annual shareholders' meeting on June 7, 2005, management expects to update its guidance for consolidated revenues for continuing operations for the full year of 2005 to $250 to $260 million from $205 to $215 million, adjusted to include the estimated results from its previously announced acquisition of The Johnson Corporation ("Johnson") in May 2005. Including the estimated results of Johnson, management also expects to issue earnings guidance for continuing operations for the full year of 2005 of $.91 to $1.03 per diluted share, which includes the previously issued $.86 to $.96 per diluted share from Kadant and $.05 to $.07 per diluted share from the acquisition of Johnson. The earnings guidance relating to the expected impact that Johnson will have on Kadant's diluted earnings per share reflects its best estimate of the amortization of acquired identifiable intangible assets, which is subject to adjustment as required or allowed under purchase accounting.

         Kadant's annual shareholders' meeting will be held on June 7, 2005 at 2:30 p.m. Eastern time at the Langham Hotel, 250 Franklin Street, Boston, Massachusetts. To listen to the meeting live on the Web, please log on to www.kadant.com and click on "Investors." By accessing the Webcast, you will be able to view the slideshow and hear the accompanying audio, but you will not be able to ask questions or otherwise participate in the meeting. An archive of the presentation will be available on Kadant's Web site until June 28, 2005.


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements regarding the future performance of Kadant. Important factors that could cause actual results to differ materially from those indicated by such statements are set forth under the heading "Risk Factors" in Kadant's quarterly report on Form 10-Q for the period ended April 2, 2005. These include risks and uncertainties relating to our dependence on the pulp and paper industry; international sales and operations; competition; increase in our debt; restrictions in our credit agreement; our ability to successfully integrate Johnson; acquisition strategy; our ability to complete the proposed restructuring of our French subsidiary; ability to sell the composite building products business on favorable terms; ability to manufacture and distribute composite building products, and the economic conditions, seasonality in sales, and the long-term performance of such products; availability of raw materials and exposure to commodity price fluctuations related to the manufacture of composite and fiber-based products; protection of patents and proprietary rights; fluctuations in quarterly operating results; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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                                  KADANT INC.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               KADANT INC.


Date:  June 7, 2005                            By:
                                                  ------------------------------
                                                    Thomas M. O'Brien
                                                    Executive Vice President and
                                                       Chief Financial Officer


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